UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

eFFECTOR Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

eFFECTOR Therapeutics, Inc.

Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on June 22, 2023

For Stockholders of record as of April 24, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/EFTR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EFTR

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 12, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/EFTR	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

eFFECTOR Therapeutics, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, June 22, 2023
Time: 1:00 PM, Pacific Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/EFTR for more details.

SEE REVERSE FOR FULL AGENDA

eFFECTOR Therapeutics, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.

To elect three directors to serve as Class II directors for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

1.01 Brian M. Gallagher, Jr., Ph.D.

1.02 Chris Ehrlich

1.03 John W. Smither

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions to permit exculpation of certain officers.

4.

To grant our board of directors authority to effect a reverse stock split of our outstanding common stock by amending our Amended and Restated Certificate of Incorporation within one year and within a range of not less than one-for-five and not more than one-for-thirty, and a proportionate reduction in the number of authorized shares of our common stock.

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.